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                                                                     EXHIBIT 3.3


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        CLARK/BARDES ORGANIZATION, INC.


     Pursuant to the provisions of Sections 241 and 103 of the Delaware General Corporation Law ("DGCL"), CLARK/BARDES ORGANIZATION, INC. (the "Corporation") hereby certifies as follows:

     1. Article I of the Certificate of Incorporation shall be amended and restated in its entirety, as of the date on which the original certificate of incorporation became effective, as follows:

          "The name of the Corporation is Clark/Bardes Holdings, Inc."

     2.   The Corporation has not received any payment for any of its stock.

     3. This amendment has been duly adopted in accordance with Sections 241 and 103 of the DGCL.




                            [SIGNATURE PAGE FOLLOWS]
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     THE UNDERSIGNED, being directors of the Corporation, hereby declare and certify that this Certificate of Amendment to the Certificate of Incorporation of the Corporation is his act and deed and the facts herein stated are true, and accordingly has hereto set his hand this 12 day of June, 1998.


                                                     /s/ W.T. WAMBERG
                                                     ---------------------------
                                                     W.T. Wamberg
                                                     Director


                                                     /s/ MELVIN G. TODD
                                                     ---------------------------
                                                     Melvin G. Todd
                                                     Director

                                                     /s/ RANDOLPH POHLMAN
                                                     ---------------------------
                                                     Randolph Pohlman
                                                     Director